Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2017
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2017	2016	2015
Acquisitions and disposals	£m	£m	£m
Fair value given for businesses acquired	(131)	(87)	(59)
Net outflow of cash in respect of acquisitions	(131)	(87)	(59)
Net assets/(liabilities) sold	177	(400)	(2,041)
Non-cash consideration	(15)	(5)	—
Profit on disposal	155	22	1,135
Net cash and cash equivalents disposed	—	55	1,959
Net inflow/(outflow) of cash in respect of disposals	317	(328)	1,053
Dividends received from associates	(1)	9	11
Cash expenditure on intangible assets	(384)	(480)	(614)
Net (outflow)/inflow	(199)	(886)	391

Note:

(1)	Includes cash proceeds of £1,628 million in 2015 relating to the disposal of the controlling interest in Citizens.